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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 31, 1994, included in UST Corp.'s Form 8-K/A, dated March 18, 1994, which contains the Company's financial statements for the year ended December 31, 1993, and to all references to our firm included in this registration statement.

                                          ARTHUR ANDERSEN & CO.

Boston, Massachusetts
March 23, 1994